UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2023

OBSEVA SA

(Exact name of registrant as specified in its Charter)

Switzerland	001-37993	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Chemin des Aulx, 12 Plan-les-Ouates Geneva, Switzerland	1228
(Address of principal executive offices)	(Zip Code)

+ 41 22 552 38 40

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, par value CHF 1/13 per share	OBSV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignation and Transition

On March 10, 2023, Annette Clancy, chair of the Board of Directors (the “Board”) of ObsEva SA (the “Company”), notified the Company of her intention to resign from the Board, effective immediately. Effective March 13, 2023, the Board appointed Ernest Loumaye, co-founder of the Company and member of the Board, to succeed Ms. Clancy and serve as interim chair of the Board until the Company’s 2023 Annual General Meeting of Shareholders, at which time he is expected to be nominated for this position for the upcoming year.

Chief Executive Officer Transition

As previously announced, effective February 23, 2023, Will Brown, who has served as the Company’s Chief Financial Officer since January 2022, was appointed as Interim Chief Executive Officer of the Company. On March 13, 2023, the Company announced that Fabien de Ladonchamps, will be appointed as Chief Executive Officer of the Company with an anticipated effective date of May 1, 2023. Mr. Brown will continue to serve as Interim Chief Executive Officer until the effectiveness of Mr. de Ladonchamps’ appointment. The Company expects to enter into an employment agreement with Mr. de Ladonchamps setting forth the terms and conditions of his employment as Chief Executive Officer.

Mr. de Ladonchamps, age 44, has served as the Company’s Vice President, Corporate Affairs and Finance since March 1, 2023. He previously served as the Company’s Chief Administrative Officer from January 2021 to November 2022, interim Chief Financial Officer from April 2020 to December 2020, Vice President Corporate Affairs and Finance from January 2019 to April 2020, Vice President of Finance from January 2016 to December 2018 and Finance Director from October 2013 to December 2015. Mr. de Ladonchamps is a biotech executive with 25 years of experience in finance and administrative roles, primarily with Swiss biotech companies. He served as the sole finance and accounting officer for the Company for a total of four years during which over $110 million in equity proceeds were raised through private and public financings. Mr. de Ladonchamps was instrumental in the Company’s listings on both The Nasdaq Stock Market in 2017 and the Swiss Exchange in 2018. Prior to joining the Company, Mr. de Ladonchamps held a variety of management roles at Addex Therapeutics from 2008 to 2013. Mr. de Ladonchamps holds a degree in Finance and Accounting from the Lyon III University in Lyon, France.

Item 7.01	Regulation FD Disclosure.

On March 13, 2023, the Company issued a press release with respect to the management transition described in Item 5.02 of this Current Report on Form 8-K. A copy of the Company’s press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. The exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward Looking Statements of ObsEva SA

Any statements contained in this Current Report on Form 8-K that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “believe”, “expect”, “may”, “plan”, “potential”, “will”, and similar expressions, and are based on ObsEva’s current beliefs and expectations. These forward-looking statements include, without limitation, statements regarding expectations with respect to transitions in management, including with respect to the timing of the new Chief Executive Officer appointment. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include, without limitation, risks and uncertainties related to ObsEva’s ability to recognize the anticipated benefits of the reorganization, which may be affected by, among other things, the ability of ObsEva to maintain relationships with its partners and attract and retain management and key employees; uncertainties in the effect of the delisting from Nasdaq for ObsEva’s securities; the ability of ObsEva to maintain its SIX listing; the expenses and time that a delisting from Nasdaq and deregistration from the SEC may require; inherent risks and uncertainties associated with the conduct of clinical trials and clinical development, including the risk that the results of earlier clinical trials may not be predictive of the results of later stage clinical trials; ObsEva’s reliance on third parties over which it may not always have full control, and the capabilities of such third parties; the impact of the ongoing novel coronavirus outbreak and other economic or geopolitical events; and other risks and uncertainties that are described in the Risk Factors section of ObsEva’s Annual Report on Form 20-F for the year ended December 31, 2021 filed with the SEC on March 10, 2022, in the Reports on Form 6-K filed with the SEC on May 17, 2022, August 17, 2022 and December 1, 2022 and other filings ObsEva makes with the SEC. These documents are available on the Investors page of ObsEva’s website at http://www.ObsEva.com. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K and are based on information available to ObsEva as of the date of this Current Report on Form 8-K, and ObsEva assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated March 13, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ObsEva SA

Dated: March 13, 2023	By:	/s/ Will Brown
Will Brown
Interim Chief Executive Officer and Chief Financial Officer